UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2011

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Peter G. Traber, M.D., President and Chief Executive Officer of Pro-Pharmaceuticals, Inc. (“Company”), announced the Company’s new name and presented a corporate update contained in the slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) at the Company’s Annual Stockholders Meeting held on May 26, 2011.

The information in this Report is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	2011 Annual Stockholders Meeting Presentation Slides - dated May 26, 2011.

99.2	Press Release entitled “Pro-Pharmaceuticals Changes Company Name to Galectin Therapeutics” dated May 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ ANTHONY SQUEGLIA
Anthony Squeglia
Chief Financial Officer

Date: May 26, 2011

Exhibit Index

Exhibit Number

99.1	2011 Annual Stockholders Meeting Presentation Slides dated May 26, 2011.

99.2	Press Release entitled “Pro-Pharmaceuticals Changes Company Name to Galectin Therapeutics” dated May 26, 2011.